UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2005

SLM FUNDING LLC

(Exact name of registrant as specified in its charter)

Originator of:

the Sallie Mae Student Loan Trust 1996-1,	the SLM Student Loan Trust 2002-7,
the SLM Student Loan Trust 1996-2,	the SLM Student Loan Trust 2002-8,
the SLM Student Loan Trust 1996-3,	the SLM Student Loan Trust 2003-1,
the SLM Student Loan Trust 1996-4,	the SLM Student Loan Trust 2003-2,
the SLM Student Loan Trust 1997-1,	the SLM Student Loan Trust 2003-3,
the SLM Student Loan Trust 1997-2,	the SLM Student Loan Trust 2003-4,
the SLM Student Loan Trust 1997-3,	the SLM Student Loan Trust 2003-5,
the SLM Student Loan Trust 1997-4,	the SLM Student Loan Trust 2003-6,
the SLM Student Loan Trust 1998-1,	the SLM Student Loan Trust 2003-7,
the SLM Student Loan Trust 1998-2,	the SLM Student Loan Trust 2003-8,
the SLM Student Loan Trust 1999-1,	the SLM Student Loan Trust 2003-9,
the SLM Student Loan Trust 1999-2,	the SLM Student Loan Trust 2003-10,
the SLM Student Loan Trust 1999-3,	the SLM Student Loan Trust 2003-11,
the SLM Student Loan Trust 2000-1,	the SLM Student Loan Trust 2003-12,
the SLM Student Loan Trust 2000-2,	the SLM Student Loan Trust 2003-14,
the SLM Student Loan Trust 2000-3,	the SLM Student Loan Trust 2004-1,
the SLM Student Loan Trust 2000-4,	the SLM Student Loan Trust 2004-2,
the SLM Student Loan Trust 2001-1,	the SLM Student Loan Trust 2004-3,
the SLM Student Loan Trust 2001-2,	the SLM Student Loan Trust 2004-4,
the SLM Student Loan Trust 2001-3,	the SLM Student Loan Trust 2004-5,
the SLM Student Loan Trust 2001-4,	the SLM Student Loan Trust 2004-6,
the SLM Student Loan Trust 2002-1,	the SLM Student Loan Trust 2004-7,
the SLM Student Loan Trust 2002-2,	the SLM Student Loan Trust 2004-8,
the SLM Student Loan Trust 2002-3,	the SLM Student Loan Trust 2004-9,
the SLM Student Loan Trust 2002-4,	the SLM Student Loan Trust 2004-10,
the SLM Student Loan Trust 2002-5,	the SLM Student Loan Trust 2005-1, and
the SLM Student Loan Trust 2002-6,	the SLM Student Loan Trust 2005-2.

33-95474/333-2502/333-24949/
333-44465/333-30932/333-68660/
DELAWARE	333-97247/333-104887	04-3480392
(State or other jurisdiction	(Commission File Numbers)	(I.R.S. employer
of formation)		Identification No.)

12061 Bluemont Way
V 3419
Reston, VA 20190
(Address of principal executive offices)

Registrant’s telephone number including area code: (703) 984-6419

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below);

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index appears on Page 5

ITEM 1.01 Entry into a Material Definitive Agreement.

     Closing of SLM Student Loan Trust 2005-2

     Effective as of February 14, 2005, SLM Funding LLC (“SLM Funding”), Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as eligible lender trustee (the Eligible Lender Trustee”) and Deutsche Bank Trust Company Americas, not in its individual capacity but solely as indenture trustee (the “Indenture Trustee”), executed and delivered the Amended and Restated Trust Agreement dated as of February 14, 2005 which amended and restated the Trust Agreement dated January 28, 2005 by and between SLM Funding and the Eligible Lender Trustee pursuant to which the SLM Student Loan Trust 2005-2 (the “Trust”) was formed.

     On February 1, 2005, the following agreements were executed and delivered by the respective parties thereto: the Underwriting Agreement and the Pricing Agreement relating to the Student Loan-Backed Notes to issued by the Trust, among SLM Funding, SLM Education Credit Finance Corporation (“ECFC”), SLM Corporation, Credit Suisse First Boston LLC and Lehman Brothers Inc. on behalf of the Underwriters named in Schedule I to the Pricing Agreement (the “Underwriters”).

     In connection with the foregoing, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of February 14, 2005, by and among SLM Funding, the Interim Eligible Lender Trustee and ECFC; (b) the Purchase Agreement, dated as of February 14, 2005, by and among VG Funding, LLC, SLM Funding, Sallie Mae Inc., the VG Eligible Lender Trustee and the Interim Eligible Lender Trustee; (c) the Interim Trust Agreement, dated as of February 1, 2005, by and between SLM Funding and the Interim Eligible Lender Trustee; (d) the VG Funding Interim Trust Agreement, dated as of February 1, 2005, by and between VG Funding, LLC and Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as Eligible Lender Trustee for the benefit of VG Funding, LLC; (e) the Indenture, dated as of February 1, 2005, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee; (f) the Sale Agreement, dated as of February 14, 2005, by and among the Trust, the Eligible Lender Trustee, SLM Funding and the Interim Eligible Lender Trustee; (g) the Administration Agreement, dated as of February 14, 2005, by and among the Trust, Sallie Mae, Inc., in its capacity as administrator (the “Administrator”), the Eligible Lender Trustee, Sallie Mae, Inc., in its capacity as the servicer, (the “Servicer”), SLM Funding and the Indenture Trustee; and (h) the Servicing Agreement, dated as of February 14, 2005, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

     On February 14, 2005, the Trust issued $2,024,857,000 of its registered Student Loan-Backed Notes.

Item 2.01 Completion of Acquisition or Disposition of Assets.

     The Trust used the net proceeds of these notes to purchase $2,021,210,235 of student loans originated under the Federal Family Education Loan Program.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

1.1	Underwriting Agreement relating to the Student Loan-Backed Notes, dated February 1, 2005, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

1.2	Pricing Agreement relating to the Student Loan-Backed Notes, dated February 1, 2005, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

4.1	Amended and Restated Trust Agreement, dated as of February 14, 2005, by and among SLM Funding, the Eligible Lender Trustee and the Indenture Trustee.

4.2	Interim Trust Agreement, dated as of February 1, 2005, by and between SLM Funding and the Interim Eligible Lender Trustee.

4.3	VG Funding Interim Trust Agreement, dated as of February 1, 2005, by and between VG Funding, LLC and the Interim Eligible Lender Trustee.

4.4	Indenture, dated as of February 1, 2005, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

99.1	Purchase Agreement, dated as of February 14, 2005, by and among SLM Funding, the Interim Eligible Lender Trustee and ECFC.

99.2	Purchase Agreement, dated as of February 14, 2005, by and among VG Funding, LLC, SLM Funding, Sallie Mae, Inc., the VG Funding Eligible Lender Trustee and the Interim Eligible Lender Trustee.

99.3	Sale Agreement, dated as of February 14, 2005, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

99.4	Administration Agreement, dated as of February 14, 2005, by and among the Trust, the Administrator, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

99.5	Servicing Agreement, dated as of February 14, 2005, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2005	SLM FUNDING LLC
	By:	/s/ MARK L. HELEEN
		Name:	Mark L. Heleen
		Title:	VICE PRESIDENT

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INDEX TO EXHIBITS

Exhibit Number	Exhibits
1.1	Underwriting Agreement relating to the Student Loan-Backed Notes, dated February 1, 2005, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

1.2	Pricing Agreement relating to the Student Loan-Backed Notes, dated February 1, 2005, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

4.1	Amended and Restated Trust Agreement, dated as of February 14, 2005, by and among SLM Funding, the Eligible Lender Trustee and the Indenture Trustee.

4.2	Interim Trust Agreement, dated as of February 1, 2005, by and between SLM Funding and the Interim Eligible Lender Trustee.

4.3	VG Funding Interim Trust Agreement, dated as of February 1, 2005, by and between VG Funding, LLC and the Interim Eligible Lender Trustee.

4.4	Indenture, dated as of February 1, 2005, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

99.1	Purchase Agreement, dated as of February 14, 2005, by and among SLM Funding, the Interim Eligible Lender Trustee and ECFC.

99.2	Purchase Agreement, dated as of February 14, 2005, by and among VG Funding, LLC, SLM Funding, Sallie Mae, Inc., the VG Funding Eligible Lender Trustee and the Interim Eligible Lender Trustee.

99.3	Sale Agreement, dated as of February 14, 2005, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

99.4	Administration Agreement, dated as of February 14, 2005, by and among the Trust, the Administrator, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

99.5	Servicing Agreement, dated as of February 14, 2005, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

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